UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 2, 2017

TEREX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Nyala Farm Road, Westport, Connecticut	06880
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On February 3, 2017, Terex Corporation (“Terex” or the “Company”) announced that Matthew Hepler has been appointed to the Board of Directors (the “Board”) of Terex effective immediately. Mr. Hepler, 37, is a Partner at Marcato Capital Management L.P., a hedge fund and significant Terex shareholder. Prior to joining Marcato, Mr. Hepler was a Managing Director at Relational Investors LLC where he led the firm’s research team focusing on the industrials and materials sector.

On February 2, 2017, Marcato Capital Management LP, Marcato International Master Fund, Ltd. and Matthew Hepler, entered into a letter agreement with the Company (the “Letter Agreement”). Pursuant to the Letter Agreement, (i) Mr. Hepler will be added to the Board effective immediately and (ii) Terex will include Mr. Hepler on the slate of nominees recommended by the Board relating to the Company’s 2017 annual meeting of stockholders, with a term expiring at the Company’s 2018 annual meeting of stockholders (the “2018 Annual Meeting”), subject to certain conditions met, and recommend that the Company’s stockholders vote in favor of Mr. Hepler and support Mr. Hepler in a manner no less rigorous and favorable than the manner in which the Company supports its other director nominees. The foregoing summary of the Letter Agreement is qualified in its entirety by reference to the actual language of the Letter Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

There are no relationships or related transactions between Mr. Hepler and the Company that would be required to be reported under Section 404(a) of Regulation S-K. Mr. Hepler will receive the standard compensation provided to all Terex non-employee directors as described under the heading “Director Compensation” in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 1, 2016.

A copy of the Company’s press release, dated February 3, 2017, announcing the appointment of Mr. Hepler to the Board is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1
Letter Agreement among Marcato Capital Management LP, Marcato International Master Fund, Ltd., Matthew Hepler and Terex Corporation, dated February 2, 2017 (incorporated by reference to Exhibit B of the Schedule 13D of Marcato Capital Management LP, Richard T. McGuire III and Marcato International Master Fund, Ltd., dated February 2, 2017 and filed with the Securities and Exchange Commission on February 3, 2017).

99.1	Press release of Terex Corporation issued on February 3, 2017, announcing appointment of Matthew Hepler to the Terex Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2017

TEREX CORPORATION

By: /s/ Eric I Cohen
Eric I Cohen Senior Vice President, Secretary and General Counsel